Middleburg Bank

Neighbors You Can Bank On.™

Annual Meeting

May 4, 2016



Forward-Looking Statements

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

Agenda

- Corporate Overview
- Review of 2015 Performance / First Quarter 2016 Highlights
- Growth Strategy / Goals for 2016

Corporate Overview



Corporate Profile

- Diversified financial services company founded in 1924
  - Community Bank
  - Trust & Wealth Management
  - Mortgage
- Conduct business primarily in Virginia
  - Northern Virginia
  - Richmond & Williamsburg
- Total assets of $1.3 billion
- Consistent growth in Assets, Deposits, and Clients
- Improving Profitability
  - Investments & strategies in place for accelerated earnings growth

Well Positioned for Growth

- Management is focused on profitable growth
- Balance sheet flexibility to add profitable loan growth without funding constraints
- Diversified business lines with an accomplished Trust and Wealth Management Business
- Well-positioned branch franchise operating in some of the most affluent and stable markets in the country
- Strong and stable core deposit base (~23% non-interest bearing, 82% core deposits)
- Seasoned management team with longstanding customer relationships
- Sound credit quality
- Solid capital structure

Management Team

Officer	Title	Years Experience	Years with MBRG
Gary R. Shook	President & CEO, Middleburg Financial Corporation	33	11
John Mason L. Antrim	President, Middleburg Trust Company	25	20
Jeffrey H. Culver	Senior Executive VP, Chief Operating Officer	27	13
David L. Hartley	President & CEO, Middleburg Investment Group	26	17
Kathryn L. Kearns	Executive VP, Chief Credit Officer	34	9
M. Andrew McLean	Executive VP, Chief Lending Officer	37	5
Rajesh Mehra	Executive VP, Chief Financial Officer	30	6
Suzanne K. Withers	Executive VP, Human Resources	42	11

- **Strong, experienced management team with an average of 32 years experience**



Geographic Footprint

Our primary service areas are counties in the Washington DC MSA which includes Loudoun County, Western Fairfax County, & Fauquier County. We also operate in Richmond, and Williamsburg, all of which are high growth and affluent Virginia markets.

The Northern Virginia market in which we operate is one of the strongest banking markets in the United States:

- Significantly lower unemployment rates
- Local economy is driven by service industries; federal, state and local governments; construction; and, retail trade
- Highly educated workforce – 59% have bachelors degrees or higher -significantly above the national median of 28%.
- Loudoun County's average HHI of $148k is well above the US average of $77k



Voted
Best Bank
Purcellville
Leesburg
Middleburg
Ashburn
Reston
Alexandria
Marshall
Warrenton
Gainesville
66
95
VIRGINIA
64
Richmond
Williamsburg
64
Middleburg Bank
Middleburg Investment Group

2015 Performance / First Quarter Highlights



Key Financial Highlights

($ in 000s)	Dec-15	Dec-14	% Growth
Balance Sheet			
Total Assets	$1,294,863	$1,222,857	5.89%
Total Loans, HFI	805,681	754,846	6.73%
Total Deposits	1,040,800	989,080	5.23%
Total Equity	123,554	122,034	1.25%
Tangible Book Value per Share	$16.93	$16.58	2.09%
Income Statement			
Net Interest Income	$38,074	$38,082	-0.02%
Non-Interest Income	10,250	14,576	-29.68%
Net Income (Pre-Charge)1	9,270	7,486	23.83%
EPS (Pre-Charge)1	$1.29	$1.06	21.70%
Net Income	7,830	7,486	4.60%
EPS	$1.09	$1.06	2.83%
Ratios			Inc/(Dec)
Net Interest Margin	3.27%	3.40%	-0.13%
Return on Average Equity (Pre-Charge)1	7.40%	6.31%	1.09%
Return on Average Equity	6.25%	6.31%	-0.06%
Return on Average Assets (Pre-Charge)1	0.74%	0.63%	0.11%
Tang. Com. Equity/Tang. Assets	9.29%	9.70%	-0.41%
NPA's excl TDR's / Assets 2	1.02%	1.24%	-0.22%
Loan Loss Reserve Ratio	1.37%	1.56%	-0.19%

(1) Excludes $3.0 million impairment charge. During the fourth quarter MBRG announced a one time impairment charge of $3.0 million related to a loan participation totaling $4.0 million secured by receivables and inventory.

(2) Nonperforming assets excluding restructured loans (nonaccrual loans, real estate owned and repossessed assets) as a percent of total assets.

Source: SNL Financial, market data as of April 21, 2016

Asset Growth

Consistent growth of total assets and financial service centers



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Total Assets ($ in millions)
$354
$425
$509
$606
$740
$772
$841
$985
$976
$1,104
$1,193
$1,236
$1,228
$1,223
$1,295
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
20
18
16
14
12
10
8
6
4
2
0
Total Number of Financial Service Centers
Total Assets
Financial Service Centers

Household growth of 86% since 2000



20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
10,037
11,069
12,059
12,827
13,506
14,236
14,203
14,591
15,081
15,211
15,512
16,232
17,067
17,617
18,091
18,648
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Households

Improving Financial Performance

Earnings Per Share ($)



EPS ($)
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.87
$1.06
$1.29
2013
2014
2015[1]

Efficiency Ratio (%)



Efficiency Ratio (%)
86.0%
82.0%
78.0%
74.0%
70.0%
66.0%
82.2%
75.6%
71.4%
2013
2014
2015

Core ROAA[2]



Core ROAA (%)
0.80%
0.70%
0.60%
0.50%
0.40%
0.52%
0.62%
0.74%
2013
2014
2015[1]

Core ROAE[2]



Core ROAE (%)
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
5.68%
6.37%
7.40%
2013
2014
2015[1]

(1) Excludes $3.0 million impairment charge. During the fourth quarter MBRG announced a one time impairment charge of $3.0 million related to a loan participation totaling $4.0 million secured by receivables and inventory.

(2) Nonperforming assets excluding restructured loans (nonaccrual loans, real estate owned and repossessed assets) as a percent of total assets.

Source: SNL Financial, market data as of April 21, 2016

Focused on Continued Improvement

Loans / Deposits (%)



85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
Loans / Deposits (%)
74.2%
76.3%
77.4%
2013
2014
2015

Net Interest Margin (%)



4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
Net Interest Margin (%)
3.40%
3.40%
3.27%
2013
2014
2015

Source: SNL Financial.

Key Indicators

Net Interest Income:

- Cost of funds remained flat at 37 bps
- 97% of deposits are stable retail deposits
- Year over year growth in loans of 7%
- Well positioned for rising rates
- Asset sensitive balance sheet
- Low loan to deposit ratio is an opportunity to add profitable loans to the balance sheet



Loan Growth
Loans ($ in millions)
$780
$730
$680
$630
$580
$646
$672
$644
$659
$671
$709
$728
$755
$806
2007
2008
2009
2010
2011
2012
2013
2014
2015



Deposit Growth
Deposits ($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$589
$745
$806
$890
$930
$982
$982
$989
$1,041
2007
2008
2009
2010
2011
2012
2013
2014
2015



Loans to Deposits (%)
120%
110%
100%
90%
80%
70%
60%
2007
2008
2009
2010
2011
2012
2013
2014
2015
Peers
MBRG

Source: www.SNL.com. Median of Peers: SASR, CFNL, CHCO, FCBC, WFBI, AMNB, OLBK, SMMF, CFFI, MVBF, FUNC, EVBS, ANCX, ESXB, SONA, and JMSB.

Deposit Growth

Total Deposits at December 31, 2015


Money Market Savings 7.7%
IRAs 1.4%
Regular Savings 12.6%
Interest-Bearing Checking 31.8%
Brokered CDs 3.3%
Noninterest-Bearing Demand Deposits 23.7%
Retail CDs 19.5%

Total Deposits: $1.010 billion

Stable Retail Deposits : $976 million (97% of total deposits)

Cost of Total Deposits (%)


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
2011
2012
2013
2014
2015
Peers
MBRG

Note: Stable Retail Deposits exclude Brokered CDs.

Source: www.SNL.com. Median of Peers: SASR, CFNL, CHCO, FCBC, WFBI, AMNB, OLBK, SMMF, CFFI, MVBF, FUNC, EVBS, ANCX, ESXB, SONA, and JMSB.

MBRG Total Return vs. NASDAQ Bank Index



Total Return Analysis (1/1/2009 - 3/30/2016)
NASDAQ Bank +55.6%
MBRG +64.0%
90%
72%
54%
36%
18%
0%
(18%)
(36%)
(54%)
01/01/09
08/01/09
03/01/10
10/01/10
05/01/11
12/01/11
07/01/12
02/01/13
09/01/13
04/01/14
11/01/14
06/01/15
01/01/16

First Quarter 2016 Highlights

- Net income for the first quarter of 2016 was $2.06 million or $0.29 per diluted share compared to $781,000 or $0.11 per diluted share for the previous quarter and $2.45 million or $0.34 per diluted share for the same period in 2015.
- Total assets increased to $1.35 billion, higher by 4.11% since December 31, 2015.
- Loans held-for-investment were $824.55 million on March 31, 2016 compared to $805.68 million on December 31, 2015, representing an annualized growth rate of 9.37%.
- Total deposits were $1.08 billion, an increase of 4.14% since December 31, 2015.
- Net interest margin was 3.24% in the first quarter of 2016, higher by 7 basis points ("bp") compared to the previous quarter.
- Cost of funds was 39 bp compared to 37 bp in the previous quarter and unchanged when compared to the same period in 2015.
- Total revenue increased compared to the previous quarter.
- Net interest income increased to $9.75 million, higher by 2.94% compared to the previous quarter and 1.23% higher than the same period in 2015.
- Nonaccrual loans declined by 19.5% in the first quarter of 2016 compared to the same period in 2015
- Tangible book value per share increased $0.22 during the first quarter of 2016 from $16.93 to $17.15
- Dividends per share increased 30% to $0.13 per share in the first quarter of 2016 compared to $0.10 per share for the same period in 2015
- Capital ratios continue to be strong: Total Risk-Based Capital Ratio of 17.47%, Tier 1 Risk-Based Capital Ratio of 16.22%, Common Equity Tier 1 Ratio of 15.56% and Tier 1 Leverage Ratio of 9.40% at March 31, 2016.

Growth Strategy / Goals for 2016



Growth Strategy

Maintain Strong Financial Position	Drive long-term shareholder value by growing assets and loans, maintaining financial discipline, superior asset quality, efficiency and non-interest income generation by providing quality financial solutions through relationship banking.
Continue to Diversify	Continue to develop diversified business lines that contribute to the Company's financial performance and success.
Integrate/Cross-Sell Services	Grow the number of services provided across business lines and continually meet our clients' needs to better create, preserve and transfer wealth.
Ensure Solid Brand Positioning	Create a compelling and distinctive brand that leverages core attributes and provides meaningful benefits for clients and prospects.
Expand Geographic Footprint	Expand our geographic footprint by analyzing and selecting attractive markets and delivery channels that match our brand and business strategy.

2016 Goals

- **Enhance Profitability**
  - Expand net interest margin
  - Increase the loans to deposit ratio
  - Lower cost of funds further through growth in non-interest bearing deposits
  - Replace higher cost borrowings with core deposits
  - Growth in fee income from our wealth management subsidiary
- **Improve Efficiency**
  - Lower operating cost by continuing to exercise good expense control
  - More efficient use of resources
- **Focused Risk Management**
  - Lower nonaccrual loans relative to total loans
  - Efficient management of other real estate owned properties

Key Constituent Goals

Shareholders
provide a superior return

- Top quartile profitability
- Sustainable growth
- Balanced risk

Clients
provide high quality financial solutions

- Enjoy optimal experience
- We have what they need
- They find it easy

Employees
provide a rewarding work environment

- Are valued
- Have opportunity
- Best tools

Communities
contribute to the welfare of our communities

- Involved
- Invested
- Visible



Balls Bluff Elementary






Loudoun Times-Mirror
2016
BEST OF
LOUDOUN
Middleburg Bank

Questions?



Middleburg Financial Corporation



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